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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of FlashNet Communications, Inc. (the "Company") on Form S-8 of our report dated February 23, 1999 (March 11, 1999 as to the last paragraph in Note 12) on the Company's consolidated financial statements appearing in Amendment No. 4 to Registration Statement No. 333-69277 of Form S-1.

/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP
Fort Worth, Texas
March 16, 1999